LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN TAX AWARE U.S. EQUITY FUND

June 1, 2000

Dear Shareholder:

We are pleased to report that the J.P. Morgan Tax Aware U.S. Equity Fund delivered a total return of 8.14% for the six months ended April 30, 2000, beating the S&P 500's return of 7.20% but underperforming the Lipper Growth and Income Funds Average, which posted a return of 10.83%.

The fund's net asset value on April 30 was $20.21 per share, increasing from $18.73 per share on October 31, 1999, after distributions of $0.04 per share in current income. There were no distributions from short- or long-term capital gains. The fund's net assets rose to nearly $207 million on April 30.

Included in this report is an interview with Terry E. Banet, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS............1   FUND FACTS AND HIGHLIGHTS............6
FUND PERFORMANCE......................2   FINANCIAL STATEMENTS.................8
PORTFOLIO MANAGER Q&A.................3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                         TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS
                                                    -------------------------      --------------------------------
                                                    THREE          SIX             ONE            SINCE
AS OF APRIL 30, 2000                                MONTHS         MONTHS          YEAR           INCEPTION*
-----------------------------------------------------------------------------      --------------------------------
J.P. Morgan Tax Aware U.S. Equity Fund               2.38%          8.14%           8.78%         23.73%
S&P 500 Index**                                      4.46%          7.20%          10.12%         24.20%
Lipper Growth & Income Funds Average***              5.33%         10.83%          14.32%         22.10%

AS OF MARCH 31, 2000
-----------------------------------------------------------------------------      --------------------------------
J.P. Morgan Tax Aware U.S. Equity Fund               6.66%         21.04%          21.03%         26.69%
S&P 500 Index**                                      2.29%         17.51%          17.94%         26.07%
Lipper Growth & Income Funds Average***              4.11%         21.66%          21.70%         24.06%

*THE FUND COMMENCED OPERATIONS ON DECEMBER 18, 1996, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 23.89% FROM THAT DATE THROUGH APRIL 30, 2000. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1996, THE FIRST DATE WHEN DATA FOR THE FUND, THE FUND'S BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE ALL AVAILABLE.

**THE S&P 500 INDEX IS AN UNMANAGED INDEX FUND THAT MEASURES U.S. STOCK MARKET PERFORMANCE USING THE AVERAGE PERFORMANCE OF 500 WIDELY-HELD STOCKS. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT.

***DESCRIBES THE AVERAGE TOTAL RETURN FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER, INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with TERRY E. BANET, vice president and member of the portfolio management team of the J.P. Morgan Tax Aware U.S. Equity Fund. Since joining Morgan in 1985, Terry has done extensive work in product development for the firm's U.S. and international clients. She was key in helping to develop Morgan's tax-aware equity management process. A member of Morgan's Equity and Balanced Accounts Group, Terry earned an undergraduate degree in accounting from Lehigh University and an M.B.A. from Wharton. This interview was conducted on May 12, 2000, and reflects her views on that date.

HOW WOULD YOU CHARACTERIZE U.S. EQUITY MARKETS OVER THE PAST SIX MONTHS?

TEB:  Extraordinarily turbulent. The telecommunications, media, and technology
(TMT) sectors, which drove global markets during the last quarter of 1999 and the beginning of 2000, took a beating at the end of the first quarter through April, as respected market pundits questioned their valuations and more defensive investors rotated into previously neglected and often undervalued "old economy" stocks. Serving as a backdrop, even leader, of this volatility was the Federal Reserve Board, which has raised rates by 1.25% since last June. The common perception is that rates could go much higher, unless there are clear signs that inflation and economic growth are under control. These signs don't appear to be forthcoming. Recent Employment Cost Index numbers, for example, detailed a 1.4% increase in labor costs during the first quarter, the biggest jump in over 10 years. Elsewhere, the GDP price deflator, another inflation indicator, grew by 2.7% during the first quarter, much higher than the 1.9% pace of the fourth quarter of 1999. As a result of these factors and more, we have seen major swings in market sentiment, sentiment that remains nervously focused on virtually any economic indicator that could point the way out of the unstable environment we currently inhabit.

DO YOU FEEL THIS VOLATILITY IS JUSTIFIED?

TEB: It's hard to say that volatility is ever justified. I would say that some of April's sell-off was justified, simply because valuations on some stocks, particularly in the TMT sectors, had risen to levels that were in excess of any level ever measured before. Valuations were not in check at that time and may have further yet to go before some semblance of balance is restored.

HOW DID YOU POSITION THE PORTFOLIO DURING THIS PERIOD, AND HOW DID YOU DO?

TEB: The portfolio is positioned to be reasonably sector neutral, meaning that we're not taking big sector bets. As such, the relative outperformance or underperformance of a particular sector is not going to affect us as much as someone who makes large sector bets. Some who did and bet on TMT last year and the beginning of this one did extremely well when TMT was on the rise; however, they are taking it on the chin now that these sectors are being rerated. For our part, our sector-neutral position helped us, especially lately, by providing a buffer against sector volatility. In any event, we don't think sector rotation is particularly tax sensitive and thus see little attractiveness to this strategy over the long run.

As regards performance, we did very well, outperforming our index by 94 basis points over the six-month reporting period.

GIVEN ITS PROMINENCE AS AN ISSUE ALL OF LAST YEAR, PARTICULARLY DURING THE FIRST TWO MONTHS OF THIS REPORTING PERIOD, I HAVE TO ASK WHETHER Y2K HAD ANY IMPACT ON THE MARKET?

TEB: It had an impact on some technology companies, like IBM, when corporations elected to put off major tech purchases until after the new year. On the whole, however, I guess the answer would be that the surprise was that there were no surprises.

TELL US ABOUT SOME OF YOUR WINNING STOCKS OVER THE PAST SIX MONTHS. WHY DID THEY DO SO WELL?

TEB: Sun Microsystems did very well for us. It proved to be a very tough competitor in the server market and, as a result, had strong revenue growth and healthy margins. Others that helped through April included Texas Instruments, which benefited from strong demand for its Digital Signal Processors, a key component in wireless cell phones. Rupert Murdoch's News Corp. also did well, as investors keyed on the underlying value of its global media distribution and content-related assets, in the wake of the AOL/Time Warner merger.

WHICH ONES DIDN'T DO AS WELL?

TEB: On the negative side, the one thing that hurt us the most was not owning Oracle, which was up 42.6% during this reporting period. We did own other technology companies -- Cisco, Sun Microsystems, EMC -- that did well, just not as well as Oracle.

Two things that also hurt were our positions in insurer, UnumProvident, and Procter & Gamble. Both disappointed investors by not living up to earnings expectations. Investors have become increasingly intolerant of companies that disappoint them, often punishing them beyond what could be termed reasonable, and these two companies were no exceptions.

OVER THE PAST SIX MONTHS, WE'VE SEEN THE PHRASES "NEW ECONOMY" AND "OLD ECONOMY" USED TO DIVIDE THE MARKET, WITH THE TELECOMMUNICATIONS, MEDIA, AND TECHNOLOGY SECTORS REPRESENTING THE FORMER, AND ALMOST ALL REMAINING SECTORS PLACED IN THE LATTER. HOW DO YOU DEFINE THEM?

TEB: A number of people do apply the black and white definition: "technology" and "not technology." For our part, we don't much care whether a company is new or old economy. We care about how it is using new technologies to improve operations, gain competitive advantage, or expand into new markets. While the focus lately has been on the smaller, more nimble startups that often have taken quickly to new technologies, I wouldn't underestimate the big companies. As Wal-Mart, General Electric, and others have shown, the behemoths are more than willing and capable of mobilizing to defend their respective places in the food chain.

WHAT WOULD YOU LIKE TO SAY ABOUT THE TAX ASPECTS OF THE FUND?

TEB: Once again, in 1999, we were able to offset all gains with losses and, therefore, paid no capital gains distributions. As for this year, it's too early to talk about the capital gains aspects of the fund. I will say that we are using what losses have been incurred to offset any gains and continually position the portfolio in those stocks that we think are most attractive.

LOOKING AHEAD, WHAT DOES YOUR CRYSTAL BALL TELL YOU?

TEB: In today's volatile, unpredictable marketplace, my crystal ball has been retired. It appears to be inevitable that the Fed will continue to raise rates. Until it stops, or takes an unequivocal breather, we likely will continue to see volatility on a global scale. That said, I believe one tends to do better during periods of volatility, than in times of relative calm, especially if you are highly disciplined in your stock selection process -- as we are -- and you are able to resist the urge to go for the flavor of the month, day, or hour. Our mandate is to be fully invested and to give clients equity returns, so we will continue on our mission to discover the best opportunities in the best names, focusing on undervalued companies that possess excellent fundamentals and excellent prospects for future growth.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Tax Aware U.S. Equity Fund seeks to provide high after-tax total return from a portfolio of selected equity securities. The fund is designed for long-term taxable investors who are interested in minimizing taxable distributions. The fund invests primarily in common stocks and other equity securities of large and medium-sized U.S. companies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
12/18/96

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/00
$206,887,623

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
7/28/00, 10/27/00, 12/20/00

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/00

EXPENSE RATIO
The fund's current annual expense ratio of 0.85% covers shareholders' expenses for custody, tax reporting, and investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales or exchange fees; however, shares held for less than one year may be subject to redemption fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund. Fund redemption fees are waived when shares worth over $250,000 are redeemed in kind from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 2000


PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

TECHNOLOGY                        30.9%
CONSUMER GOODS & SERIVCES         17.0%
FINANCE                           12.6%
INDUSTRIAL PRODUCTS & SERVICES     9.0%
HEALTH CARE                       10.3%
ENERGY                             6.7%
UTILITIES                          6.4%
BASIC INDUSTRIES                   2.5%
TRANSPORTATION                     1.3%
SHORT-TERM & OTHER INVESTMENTS     3.3%

LARGEST EQUITY HOLDINGS                        % OF TOTAL INVESTMENTS
---------------------------------------------------------------------
CISCO SYSTEMS, INC. (TECHNOLOGY)                                 5.2%
SUN MICROSYSTEMS, INC. (TECHNOLOGY)                              4.1%
EXXON MOBIL CORP. (ENERGY)                                       3.8%
GENERAL ELECTRIC CO.
  (INDUSTRIAL PRODUCTS & SERVICES)                               3.5%
MICROSOFT CORP. (TECHNOLOGY)                                     3.1%
EMCCORP. (TECHNOLOGY)                                            3.1%
INTEL CORP. (TECHNOLOGY)                                         3.0%
TYCO INTERNATIONAL LTD.
  (INDUSTRIAL PRODUCTS & SERVICES)                               2.9%
WAL-MART STORES, INC.
  (CONSUMER GOODS & SERVICES)                                    2.8%
TEXAS INSTRUMENTS, INC. (TECHNOLOGY)                             2.3%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT
INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein and other fund data presented are based on current market conditions and are subject to change without notice. The fund's tax-aware strategies may reduce your capital gains but will not eliminate them.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
COMMON STOCKS (98.0%)
BASIC INDUSTRIES (2.6%)
CHEMICALS (1.3%)
Rohm & Haas Co...................................      75,600   $  2,693,250
                                                                ------------
FOREST PRODUCTS & PAPER (0.7%)
Georgia-Pacific Group............................      28,200      1,036,350
Temple-Inland, Inc.+.............................       9,000        451,125
                                                                ------------
                                                                   1,487,475
                                                                ------------

METALS & MINING (0.6%)
Reynolds Metals Co...............................      16,700      1,110,550
                                                                ------------
  TOTAL BASIC INDUSTRIES.........................                  5,291,275
                                                                ------------

CONSUMER GOODS & SERVICES (17.2%)
BROADCASTING & PUBLISHING (1.8%)
AT&T Corp. - Liberty Media Group, Class A+.......      45,000      2,247,187
Comcast Corp., Class A...........................      40,200      1,610,512
                                                                ------------
                                                                   3,857,699
                                                                ------------

ENTERTAINMENT, LEISURE & MEDIA (4.7%)
America Online, Inc.+............................      31,400      1,878,112
News Corp. Ltd. (Spons. ADR) (i)+................      67,700      3,482,319
Seagram Company Ltd. (i).........................      51,600      2,786,400
Time Warner, Inc.................................      17,400      1,564,912
                                                                ------------
                                                                   9,711,743
                                                                ------------

FOOD, BEVERAGES & TOBACCO (2.6%)
Coca-Cola Co.....................................      35,800      1,684,837
PepsiCo, Inc.....................................      52,300      1,918,756
Philip Morris Companies, Inc.....................      78,800      1,723,750
                                                                ------------
                                                                   5,327,343
                                                                ------------

HOUSEHOLD PRODUCTS (1.4%)
Clorox Co........................................      18,000        661,500
Procter & Gamble Co..............................      38,100      2,271,712
                                                                ------------
                                                                   2,933,212
                                                                ------------

PERSONAL CARE (0.8%)
Gillette Co......................................      44,000      1,628,000
                                                                ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------

RETAIL (5.9%)
Gap, Inc.........................................      49,800   $  1,830,150
Home Depot, Inc..................................      28,250      1,583,766
Target Corp......................................      43,400      2,888,812
Wal-Mart Stores, Inc.............................     105,000      5,814,375
                                                                ------------
                                                                  12,117,103
                                                                ------------
  TOTAL CONSUMER GOODS & SERVICES................                 35,575,100
                                                                ------------

ENERGY (6.8%)
GAS EXPLORATION (0.5%)
Columbia Energy Group............................      16,800      1,054,200
                                                                ------------

OIL-PRODUCTION (6.3%)
Exxon Mobil Corp.................................     103,732      8,058,680
Royal Dutch Petroleum Co. (ADR) (i)..............      51,300      2,943,337
Tosco Corp.......................................      59,900      1,920,544
                                                                ------------
                                                                  12,922,561
                                                                ------------
  TOTAL ENERGY...................................                 13,976,761
                                                                ------------

FINANCE (12.8%)
BANKING (7.7%)
Bank of America Corp.............................      64,202      3,145,898
Citigroup, Inc...................................      47,125      2,800,992
First Union Corp.................................      73,500      2,342,812
KeyCorp..........................................      48,800        902,800
U.S. Bancorp.....................................     133,600      2,713,750
Washington Mutual, Inc...........................      64,700      1,653,894
Wells Fargo Co...................................      55,900      2,295,394
                                                                ------------
                                                                  15,855,540
                                                                ------------

FINANCIAL SERVICES (2.1%)
CIT Group, Inc., Class A.........................      38,800        657,175
Fannie Mae.......................................      16,500        995,156
Goldman Sachs Group, Inc.........................      29,609      2,761,039
                                                                ------------
                                                                   4,413,370
                                                                ------------

INSURANCE (3.0%)
Ambac Financial Group, Inc.......................      31,100      1,492,800
American International Group, Inc................       8,825        967,992

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
INSURANCE (CONTINUED)
Marsh & McLennan Companies, Inc..................      26,950   $  2,656,259
XL Capital Ltd., Class A.........................      22,500      1,071,563
                                                                ------------
                                                                   6,188,614
                                                                ------------
  TOTAL FINANCE..................................                 26,457,524
                                                                ------------

HEALTH CARE (10.4%)
MEDICAL SUPPLIES (0.9%)
PE Corp. - PE Biosystems Group...................      31,600      1,896,000
                                                                ------------
PHARMACEUTICALS (9.5%)
ALZA Corp.+......................................      20,000        881,250
American Home Products Corp......................      44,300      2,489,106
Bristol-Myers Squibb Co..........................      54,400      2,852,600
Eli Lilly & Co...................................      29,000      2,242,063
Forest Laboratories, Inc.........................      26,500      2,227,656
Pfizer, Inc......................................       9,300        391,763
Pharmacia Corp...................................      97,800      4,883,888
Schering-Plough Corp.............................      17,300        697,406
Warner-Lambert Co................................      26,600      3,027,413
                                                                ------------
                                                                  19,693,145
                                                                ------------
  TOTAL HEALTH CARE..............................                 21,589,145
                                                                ------------
INDUSTRIAL PRODUCTS & SERVICES (9.1%)
DIVERSIFIED MANUFACTURING (9.1%)
Deere & Co.......................................      28,600      1,154,725
General Electric Co..............................      46,000      7,233,500
Honeywell International Inc......................      51,700      2,895,200
Johnson Controls, Inc............................      22,700      1,437,194
Tyco International Ltd. (i)......................     133,300      6,123,469
                                                                ------------
                                                                  18,844,088
                                                                ------------

TECHNOLOGY (31.3%)
COMPUTER PERIPHERALS (3.1%)
EMC Corp.+.......................................      46,900      6,516,169
                                                                ------------

COMPUTER SOFTWARE (4.5%)
Citrix Systems, Inc.+............................      30,000      1,831,875
Microsoft Corp. +................................      94,200      6,570,450
Siebel Systems, Inc.+............................       7,000        860,125
                                                                ------------
                                                                   9,262,450
                                                                ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------

COMPUTER SYSTEMS (6.6%)
Compaq Computer Corp.............................      25,100   $    734,175
International Business Machines Corp.............      37,500      4,185,938
Sun Microsystems, Inc.+..........................      94,100      8,651,319
                                                                ------------
                                                                  13,571,432
                                                                ------------

ELECTRONICS (5.2%)
Cisco Systems, Inc.+.............................     155,700     10,794,389
                                                                ------------

INFORMATION PROCESSING (1.6%)
Exodus Communications, Inc.+.....................      37,000      3,272,188
                                                                ------------

SEMICONDUCTORS (5.4%)
Intel Corp.......................................      49,100      6,226,494
Texas Instruments, Inc...........................      30,100      4,902,538
                                                                ------------
                                                                  11,129,032
                                                                ------------

TELECOMMUNICATION SERVICES (2.8%)
Allegiance Telecom, Inc.+........................       7,500        530,625
Global Crossing Ltd. +...........................      19,900        626,850
MCI WorldCom, Inc.+..............................      77,889      3,539,081
Sprint Corp. (PCS Group)+........................      20,000      1,100,000
                                                                ------------
                                                                   5,796,556
                                                                ------------

TELECOMMUNICATIONS-EQUIPMENT (2.1%)
Lucent Technologies, Inc.........................      37,000      2,300,938
Motorola, Inc....................................       8,500      1,012,031
Palm, Inc.+......................................         560         15,260
QUALCOMM, Inc.+..................................      10,000      1,084,375
                                                                ------------
                                                                   4,412,604
                                                                ------------
  TOTAL TECHNOLOGY...............................                 64,754,820
                                                                ------------

TRANSPORTATION (1.3%)
RAILROADS (0.9%)
Union Pacific Corp...............................      46,600      1,963,025
                                                                ------------

TRUCK & FREIGHT CARRIERS (0.4%)
United Parcel Service, Inc., Class B.............      11,820        786,030
                                                                ------------
  TOTAL TRANSPORTATION...........................                  2,749,055
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
UTILITIES (6.5%)
ELECTRIC (1.8%)
Dominion Resources, Inc..........................      27,000   $  1,215,000
Entergy Corp.....................................      50,000      1,271,875
PG&E Corp........................................      45,000      1,167,188
                                                                ------------
                                                                   3,654,063
                                                                ------------

TELEPHONE (4.7%)
AT&T Corp........................................      39,750      1,855,828
Bell Atlantic Corp...............................      18,500      1,096,125
GTE Corp.........................................      39,200      2,655,800
Level 3 Communications, Inc.+....................      13,400      1,192,600
SBC Communications, Inc..........................      68,800      3,014,300
                                                                ------------
                                                                   9,814,653
                                                                ------------
  TOTAL UTILITIES................................                 13,468,716
                                                                ------------
  TOTAL COMMON STOCKS (COST $159,147,777)........                202,706,484
                                                                ------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------  -------------
SHORT-TERM INVESTMENTS (3.4%)
OTHER INVESTMENT COMPANIES (3.4%)
J.P. Morgan Institutional Prime Money Market Fund
  (cost $7,019,745)..............................  $7,019,745   $  7,019,745
                                                                ------------
TOTAL INVESTMENTS (COST $166,167,522) (101.4%)................
                                                                 209,726,229
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.4%).................
                                                                  (2,838,606)
                                                                ------------
NET ASSETS (100.0%)...........................................  $206,887,623
                                                                ============

------------------------------
Note: The aggregate gross unrealized appreciation and depreciation was $55,461,660 and $11,902,953 respectively, resulting in net unrealized appreciation of $43,558,707.

(i) - Foreign security.

+ - Non-income producing security.

ADR - American Depositary Receipt.

Spons. ADR - Sponsored ADR.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $166,167,522)           $209,726,229
Cash                                                     55,998
Receivable for Fund Shares Sold                         140,509
Dividends Receivable                                    133,596
Interest Receivable                                      35,521
Deferred Organization Expenses                           14,704
Receivable for Expense Reimbursements                     1,277
Prepaid Trustees' Fees                                    1,172
Prepaid Expenses and Other Assets                           266
                                                   ------------
    Total Assets                                    210,109,272
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     2,303,944
Payable for Fund Shares Redeemed                        712,058
Advisory Fee Payable                                     76,856
Shareholder Servicing Fee Payable                        42,698
Administrative Services Fee Payable                       8,274
Fund Services Fee Payable                                   148
Administration Fee Payable                                  109
Accrued Expenses                                         77,562
                                                   ------------
    Total Liabilities                                 3,221,649
                                                   ------------
NET ASSETS
Applicable to 10,234,683 shares outstanding
  (par value $0.001, unlimited shares authorized)  $206,887,623
                                                   ============
Net Asset Value, Offering and Redemption Price
  per Share                                              $20.21
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in capital                                    $170,110,448
Distributions in Excess of Net Investment Income        (14,876)
Accumulated Net Realized Loss on Investments         (6,766,656)
Net Unrealized Appreciation of Investments           43,558,707
                                                   ------------
    Net Assets                                     $206,887,623
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $3,861)                                                 $ 1,000,294
Interest Income                                                  149,461
                                                             -----------
    Investment Income                                          1,149,755
EXPENSES
Advisory Fee                                       $410,129
Shareholder Servicing Fee                           230,766
Administrative Services Fee                          45,305
Custodian Fees and Expenses                          28,458
Professional Fees and Expenses                       19,591
Transfer Agent Fee                                   13,953
Registration Fees                                    12,812
Printing Expenses                                     9,320
Amortization of Organization Expense                  4,475
Fund Services Fee                                     1,527
Trustees' Fees and Expenses                             771
Administration Fee                                      641
Miscellaneous                                        11,652
                                                   --------
    Total Expenses                                  789,400
Less: Reimbursement of Expenses                     (11,624)
                                                   --------
NET EXPENSES                                                     777,776
                                                             -----------
NET INVESTMENT INCOME                                            371,979
NET REALIZED LOSS ON INVESTMENTS                              (1,582,431)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                 14,224,098
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $13,013,646
                                                             ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED    FOR THE FISCAL
                                                   APRIL 30, 2000     YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1999
                                                   --------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                               $    371,979   $       719,299
Net Realized Gain (Loss) on Investments               (1,582,431)        1,299,670
Net Change in Unrealized Appreciation of
  Investments                                         14,224,098        19,367,775
                                                    ------------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                      13,013,646        21,386,744
                                                    ------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (400,157)         (760,811)
                                                    ------------   ---------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold      46,668,597        88,550,484
Reinvestment of Dividends                                339,942           691,183
Cost of Shares of Beneficial Interest Redeemed       (15,864,929)      (23,768,181)
Service Charge                                            54,855            52,659
                                                    ------------   ---------------
    Net Increase from Shareholder Transactions        31,198,465        65,526,145
                                                    ------------   ---------------
    Total Increase in Net Assets                      43,811,954        86,152,078
NET ASSETS
Beginning of Period                                  163,075,669        76,923,591
                                                    ------------   ---------------
End of Period (including undistributed net
  investment income of $0 and $13,302,
  respectively)                                     $206,887,623   $   163,075,669
                                                    ============   ===============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period is as follows:

                                                                                                    FOR THE PERIOD
                                                    FOR THE SIX      FOR THE FISCAL YEAR ENDED     DECEMBER 18, 1996
                                                    MONTHS ENDED            OCTOBER 31,            (COMMENCEMENT OF
                                                   APRIL 30, 2000    -------------------------    OPERATIONS) THROUGH
                                                    (UNAUDITED)         1999           1998        OCTOBER 31, 1997
                                                   --------------    -----------    ----------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  18.73        $  15.19       $ 12.57            $ 10.00
                                                      --------        --------       -------            -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.03            0.10          0.08               0.06
Net Realized and Unrealized Gain on Investments           1.49            3.55          2.65               2.52
                                                      --------        --------       -------            -------
Total from Investment Operations                          1.52            3.65          2.73               2.58
                                                      --------        --------       -------            -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (0.04)          (0.11)        (0.11)             (0.01)
                                                      --------        --------       -------            -------

NET ASSET VALUE, END OF PERIOD                        $  20.21        $  18.73       $ 15.19            $ 12.57
                                                      ========        ========       =======            =======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                              8.14%(a)       24.05%        21.81%             25.83%(a)
Net Assets, End of Period (in thousands)              $206,888        $163,075       $76,924            $25,649
Ratios to Average Net Assets
  Net Expenses                                            0.85%(b)        0.85%         0.85%              0.85%(b)
  Net Investment Income                                   0.41%(b)        0.58%         0.63%              0.70%(b)
  Expenses without Reimbursement                          0.86%(b)        0.90%         1.09%              2.16%(b)
Portfolio Turnover Rate                                      8%             29%           44%                23%

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Tax Aware U.S. Equity Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"). The trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended. The fund is a no-load and diversified, open-end management investment company. The fund's investment objective is to provide high after-tax total return from a portfolio of selected equity securities. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. Currently the fund only offers Select Shares. The fund commenced operations on December 18, 1996. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The fund values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to the values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the fund's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the fund's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $47,567 which have been deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   e) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) For federal income tax purposes, the fund had a capital loss carryforward of $5,184,197 at October 31, 1999, of which $81,365 will expire in the year 2005, $498,314 will expire in the year 2006, and $4,604,518 will expire in the year 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the fund pays JPMIM at an annual rate of 0.45% of the fund's average daily net assets. For the six months ended April 30, 2000, such fees amounted to $415,380.

      The fund may invest in one or more affiliated money market funds:
      J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the fund in an amount to offset any doubling of investment advisory and shareholder servicing fees. For the six months ended April 30, 2000, J.P. Morgan has agreed to reimburse the fund $5,251 under this agreement.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 2000, the fee for these services amounted to $641.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------
      the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides similar services. For the six months ended
      April 30, 2000, the fee for these services amounted to $45,305.

      In addition, JPMIM has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 0.85% of the average daily net assets of the fund through February 28, 2001. For the six months ended April 30, 2000, J.P. Morgan has agreed to reimburse the fund $11,624 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the six months ended April 30, 2000, the fee for these services amounted to $230,766.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $1,527 for the six months ended April 30, 2000.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE SIX
                                                    MONTHS ENDED    FOR THE FISCAL
                                                   APRIL 30, 2000     YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1999
                                                   --------------  ----------------
Shares of beneficial interest sold...............      2,309,155         4,957,907
Reinvestment of dividends........................         17,202            38,550
Shares of beneficial interest redeemed...........       (798,880)       (1,354,660)
                                                     -----------   ---------------
NET INCREASE.....................................      1,527,477         3,641,797
                                                     ===========   ===============

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

Redemptions may be subject to service charges, retained by the fund, in accordance with the following schedule:

                                                   PERCENTAGE OF
YEAR SINCE PURCHASE                                CASH PROCEEDS
-------------------                                -------------
Shares held for less than one year...............             1%
Shares held one year or longer...................          None

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 2000 were as follows:

COST OF       PROCEEDS
PURCHASES    FROM SALES
---------    -----------
$45,684,017  $14,654,814

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 26, 1999, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 23, 2000, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 23, 2001. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Under the Agreement, the commitment fee is at an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with the procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at April 30, 2000.

J.P. MORGAN FUNDS

  PRIME MONEY MARKET FUND
  FEDERAL MONEY MARKET FUND
  TAX EXEMPT MONEY MARKET FUND
  TAX AWARE ENHANCED INCOME FUND: SELECT SHARES
  SHORT TERM BOND FUND
  BOND FUND
  GLOBAL STRATEGIC INCOME FUND
  EMERGING MARKETS DEBT FUND
  TAX EXEMPT BOND FUND
  NEW YORK TAX EXEMPT BOND FUND
  CALIFORNIA BOND FUND: SELECT SHARES
  DIVERSIFIED FUND
  DISCIPLINED EQUITY FUND
  U.S. EQUITY FUND
  U.S. SMALL COMPANY FUND
  U.S. SMALL COMPANY OPPORTUNITIES FUND
  TAX AWARE U.S. EQUITY FUND: SELECT SHARES
  INTERNATIONAL EQUITY FUND
  EUROPEAN EQUITY FUND
  INTERNATIONAL OPPORTUNITIES FUND
  EMERGING MARKETS EQUITY FUND
  GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.
IMSAR237

J.P. MORGAN TAX AWARE U.S. EQUITY FUND

SEMIANNUAL REPORT
APRIL 30, 2000